UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2017

AC Alternatives® Emerging Opportunities Total Return Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period ended October 31, 2017. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2017
	Ticker Symbol	Since Inception	Inception Date
Investor Class	AEOVX	7.53%	12/6/16
ICE 3-Month USD LIBOR	—	1.08%	—
JPMorgan Emerging Market Bond (EMBI) Global Diversified Index	—	10.62%	—
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	8.34%	—
JPMorgan Global Bond Emerging Market (GBI-EM) Global Diversified Index	—	12.17%	—
JPMorgan Emerging Local Markets (ELMI) Plus Index	—	8.66%	—
Blended Index	—	9.96%	—
I Class	AEOUX	2.87%	4/10/17
Y Class	AEOWX	2.87%	4/10/17
A Class	AEOLX		12/6/16
No sales charge		7.31%
With sales charge		2.50%
R Class	AEORX	7.09%	12/6/16
R5 Class	AEOJX	7.75%	12/6/16
R6 Class	AEODX	7.85%	12/6/16
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

The blended index combines monthly returns of four widely known indices. The JPMorgan Emerging Market Bond (EMBI) Global Diversified Index represents 25% of the index, the JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index represents 25% of the index, the JPMorgan Global Bond Emerging Market (GBI-EM) Global Diversified Index represents 25% of the index and the remaining 25% is represented by the JPMorgan Emerging Local Markets (ELMI) Plus Index.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made December 6, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $10,753

ICE 3-Month USD LIBOR — $10,108

JPMorgan Emerging Market Bond (EMBI) Global Diversified Index — $11,062

JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index — $10,834

JPMorgan Global Bond Emerging Market (GBI-EM) Global Diversified Index — $11,217

JPMorgan Emerging Local Markets (ELMI) Plus Index — $10,866

Blended Index — $10,996

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	R Class	R5 Class	R6 Class
1.31%	1.21%	1.11%	1.56%	1.81%	1.11%	1.06%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Margé Karner, Kevin Akioka, John Lovito, and Abdelak Adjriou

Performance Summary

AC Alternatives Emerging Opportunities Total Return advanced 7.53%* for the period from December 6, 2016 (the fund’s inception), through October 31, 2017. For comparison purposes, the ICE 3-Month USD LIBOR, a measure of global short-term interest rates for three-month deposits, gained 1.08% over the same time period.

Market Review

Emerging markets debt advanced for the reporting period, boosted by synchronized global growth, firming commodity prices, and gradually rising interest rates. Record inflows, driven primarily by strong investor demand for yield, contributed to narrowing emerging market spreads. Strong technical support from investor inflows and a benign global backdrop resulted in resilience of the asset class, despite heightened political risks in some large markets (such as Brazil and South Africa), increased tensions in the Middle East and North Korea, and uncertainty related to monetary policy normalization in the U.S. and in Europe. Positive factors influencing emerging markets debt performance included a rebound in commodity prices (particularly oil and copper), U.S. dollar weakness, and continued strong economic data from China. The outcome of France’s presidential election, where victory for Emmanuel Macron eased market concerns about nationalist populism in Europe, along with growth momentum in developed markets also were positive influences.

In this environment, lower-quality bonds generally outpaced investment-grade securities, as investors gravitated to higher-yielding segments of the market and emerging markets debt. Boosted by appreciating currencies, local sovereign debt generated strong returns, with Poland, Peru, and Mexico among the top performers. Turkey and South Africa were among the weakest. Among currencies, top performers included the Russian ruble, Brazilian real, Mexican peso, and euro-related currencies. The Philippine peso and Turkish lira were the main laggards. Among U.S. dollar-denominated emerging markets debt, below-investment-grade countries outperformed investment-grade credits overall. Argentina, Egypt, the Dominican Republic, and Brazil were also strong performers, while Venezuela and South Africa underperformed.

Local Emerging Markets Debt and Currency Positions Added Value

The portfolio's exposure to local emerging markets was largely through currency positions. This positioning aided portfolio performance, as local markets outperformed. In particular, we benefited from long positions in the Mexican peso, which rebounded on easing concerns about the trade relationship between Mexico and the U.S., and the Russian ruble and the Colombian peso, which rallied on the recovery in oil prices. A long position in euro-related currencies was a positive contributor to results, as confidence in global growth increased after Macron’s victory in France’s presidential election. Our positions in Mexican and Russian local bonds were among the strongest performers.

*All fund returns referenced in this commentary are for Investor Class shares.Total returns for periods less than one year are not annualized. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

On the downside, short positions in the South Korean won and Taiwanese dollar detracted from results. We viewed these markets and currencies as overvalued and vulnerable to President Trump’s protectionist trade policies. However, the currencies rallied as trade protection concerns dissipated and demand for the countries’ electronics exports increased.

External Debt Positions Also Contributed

Exposure to external emerging markets debt, including U.S. dollar-denominated positions in Argentina, Turkey, the Dominican Republic, and Mexico, aided performance. External debt in Argentina, one of the most significant positive performers in the portfolio, rallied as Argentina’s economy strengthened in response to the victory of President Marci’s coalition in Congressional elections and anticipated acceleration in economic reforms. Top contributors on the external side came from Argentina sovereigns, Mexico quasi-sovereigns and corporate debt, Turkey sovereigns and banks, and Dominican Republic sovereign debt.

Our cautious view on valuations in external emerging markets debt, as well as a general focus on downside protection, led to the use of credit default swaps (CDS) to protect against widening in spreads and potential changes in risk sentiment. These CDS positions, particularly in Chile, Malaysia, and Poland, detracted slightly from results as spreads continued to tighten.

Positioning for the Future

Looking ahead, we believe the extended strong rally in the emerging markets debt asset class combined with Federal Reserve normalization, European Central Bank tapering, U.S. trade policy, and increased geopolitical risks warrant a more cautious approach. Emerging markets fundamentals have improved, and near-record inflows into the asset class amid a global search for yield have resulted in an impressive rally and stretched valuations. In particular, we believe emerging markets external debt offers limited upside at current valuations. We remain selective in external debt, focusing on idiosyncratic opportunities within the sovereign and corporate debt sectors. Among local markets, valuations have improved after a recent correction, and we are starting to see better opportunities to increase exposure. We expect rising U.S. interest rates and a strengthening U.S. dollar to present headwinds for emerging markets currencies in the short term. Nevertheless, we remain constructive due to recent corrections in some currencies and improving or stable fundamentals in several countries.

Fund Characteristics

OCTOBER 31, 2017
Portfolio at a Glance
Average Duration (effective)	3.5 years
Weighted Average Life	4.5 years

Bond Holdings by Country	% of net assets
Mexico	9.4%
South Africa	8.9%
United States	7.0%
Chile	6.6%
Turkey	4.7%
Argentina	4.0%
Greece	3.4%
Colombia	3.1%
Indonesia	2.6%
Malaysia	2.6%
Other Countries	20.9%
Cash and Equivalents*	26.8%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	45.8%
Corporate Bonds	20.4%
U.S. Treasury Securities	7.0%
Temporary Cash Investments	25.4%
Other Assets and Liabilities	1.4%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,018.00	$6.15	1.21%
I Class	$1,000	$1,019.00	$5.65	1.11%
Y Class	$1,000	$1,019.00	$5.14	1.01%
A Class	$1,000	$1,017.10	$7.42	1.46%
R Class	$1,000	$1,015.20	$8.69	1.71%
R5 Class	$1,000	$1,018.90	$5.14	1.01%
R6 Class	$1,000	$1,019.90	$4.89	0.96%
Hypothetical
Investor Class	$1,000	$1,019.11	$6.16	1.21%
I Class	$1,000	$1,019.61	$5.65	1.11%
Y Class	$1,000	$1,020.11	$5.14	1.01%
A Class	$1,000	$1,017.85	$7.43	1.46%
R Class	$1,000	$1,016.59	$8.69	1.71%
R5 Class	$1,000	$1,020.11	$5.14	1.01%
R6 Class	$1,000	$1,020.37	$4.89	0.96%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

OCTOBER 31, 2017

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 45.8%
Argentina — 4.0%
Argentine Republic Government International Bond, 6.625%, 7/6/28		$500,000	$532,000
Argentine Republic Government International Bond, 6.875%, 1/26/27		200,000	218,400
Provincia de Buenos Aires, 7.875%, 6/15/27		300,000	333,300
			1,083,700
Chile — 6.6%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	230,000,000	366,096
Bonos de la Tesoreria de la Republica en pesos, 6.00%, 1/1/20	CLP	850,000,000	1,438,035
			1,804,131
Colombia — 0.8%
Colombian TES, 7.50%, 8/26/26	COP	650,000,000	226,884
Croatia — 1.2%
Croatia Government International Bond, 6.75%, 11/5/19		$300,000	323,556
Dominican Republic — 2.0%
Dominican Republic International Bond, 5.95%, 1/25/27(1)		300,000	323,700
Dominican Republic International Bond, 6.875%, 1/29/26		200,000	229,066
			552,766
Egypt — 1.5%
Egypt Government International Bond, 6.125%, 1/31/22(1)		200,000	208,981
Egypt Government International Bond, 5.875%, 6/11/25		200,000	204,560
			413,541
El Salvador — 0.8%
El Salvador Government International Bond, 8.625%, 2/28/29		200,000	227,000
Greece — 3.4%
Hellenic Republic Government Bond, 4.375%, 8/1/22(1)	EUR	800,000	930,795
Indonesia — 1.5%
Indonesia Treasury Bond, 8.375%, 9/15/26	IDR	5,200,000,000	420,904
Jordan — 0.8%
Jordan Government International Bond, 7.375%, 10/10/47(1)		$200,000	209,935
Malaysia — 1.4%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	1,600,000	372,629
Mexico — 8.1%
Mexican Bonos, 5.75%, 3/5/26	MXN	17,630,000	835,992
Mexican Bonos, 8.50%, 12/13/18	MXN	26,000,000	1,377,142
			2,213,134
Paraguay — 1.2%
Paraguay Government International Bond, 4.70%, 3/27/27(1)		$300,000	315,750
Poland — 2.4%
Republic of Poland Government Bond, 1.75%, 7/25/21	PLN	2,400,000	645,965

		Principal Amount	Value
Russia — 0.9%
Russian Federal Bond - OFZ, 6.70%, 5/15/19	RUB	15,000,000	$254,292
South Africa — 7.3%
Republic of South Africa Government Bond, 8.00%, 12/21/18	ZAR	18,300,000	1,302,318
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	9,000,000	690,193
			1,992,511
Thailand — 1.2%
Thailand Government Bond, 4.875%, 6/22/29	THB	9,200,000	342,859
Turkey — 0.7%
Turkey Government International Bond, 4.875%, 10/9/26		$200,000	195,663
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $12,118,142)			12,526,015
CORPORATE BONDS — 20.4%
Brazil — 0.8%
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(1)		200,000	204,500
Colombia — 2.3%
Ecopetrol SA, 7.625%, 7/23/19		300,000	326,400
Millicom International Cellular SA, 5.125%, 1/15/28(1)		300,000	303,000
			629,400
Hong Kong — 1.1%
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)		300,000	299,072
India — 1.1%
Vedanta Resources plc, 6.125%, 8/9/24(1)		300,000	306,825
Indonesia — 1.1%
Minejesa Capital BV, 4.625%, 8/10/30(1)		300,000	306,751
Kazakhstan — 1.1%
KazMunayGas National Co. JSC, MTN, 9.125%, 7/2/18		300,000	313,480
Malaysia — 1.2%
Petronas Capital Ltd., 5.25%, 8/12/19		300,000	316,026
Mexico — 1.3%
Mexichem SAB de CV, 5.875%, 9/17/44		350,000	363,213
Panama — 1.0%
Banco General SA, 4.125%, 8/7/27(1)		275,000	273,763
Paraguay — 0.8%
Telefonica Celular del Paraguay SA, 6.75%, 12/13/22		200,000	206,612
Peru — 0.9%
SAN Miguel Industrias Pet SA, 4.50%, 9/18/22(1)		250,000	253,475
Qatar — 1.4%
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19		350,000	376,228
Russia — 0.7%
Credit Bank of Moscow Via CBOM Finance plc, 7.70%, 2/1/18		200,000	201,475
South Africa — 1.6%
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(1)		400,000	433,300
Turkey — 4.0%
Akbank Turk AS, 6.50%, 3/9/18		200,000	202,259
Finansbank AS, 5.15%, 11/1/17		200,000	200,000

	Principal Amount	Value
Finansbank AS, 4.875%, 5/19/22(1)	$200,000	$197,858
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(1)(2)	200,000	198,100
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(1)	300,000	296,540
		1,094,757
TOTAL CORPORATE BONDS (Cost $5,521,655)		5,578,877
U.S. TREASURY SECURITIES — 7.0%
U.S. Treasury Notes, 2.125%, 9/30/24 (Cost $1,927,986)	1,940,000	1,927,610
TEMPORARY CASH INVESTMENTS — 25.4%
U.S. Treasury Bills, 1.01%, 1/18/18(3)	2,830,000	2,823,393
U.S. Treasury Bills, 1.03%, 12/14/17(3)	1,300,000	1,298,506
U.S. Treasury Bills, 1.08%, 2/15/18(3)	2,830,000	2,820,688
TOTAL TEMPORARY CASH INVESTMENTS (Cost $6,943,511)		6,942,587
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $26,511,294)		26,975,089
OTHER ASSETS AND LIABILITIES — 1.4%		389,150
TOTAL NET ASSETS — 100.0%		$27,364,239

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	266,022	ARS	4,828,306	Goldman Sachs & Co.	12/20/17	$272
ARS	145,024	USD	7,925	Goldman Sachs & Co.	12/20/17	57
ARS	4,683,282	USD	260,291	Goldman Sachs & Co.	12/20/17	(2,522)
USD	411,406	BRL	1,285,356	Morgan Stanley	12/20/17	20,797
USD	8,361	BRL	26,721	Morgan Stanley	12/20/17	240
USD	261,945	BRL	836,391	Morgan Stanley	12/20/17	7,773
BRL	1,266,484	USD	387,541	Morgan Stanley	12/20/17	(2,667)
USD	414,282	CLP	256,026,396	JPMorgan Chase Bank N.A.	12/20/17	12,237
USD	10,064	CLP	6,446,687	JPMorgan Chase Bank N.A.	12/20/17	(59)
USD	1,457,557	CLP	926,554,430	JPMorgan Chase Bank N.A.	12/20/17	2,565
USD	362,973	CLP	230,125,009	JPMorgan Chase Bank N.A.	12/20/17	1,602
USD	248,252	CLP	154,350,508	JPMorgan Chase Bank N.A.	12/20/17	5,871
CLP	86,672,456	USD	134,880	JPMorgan Chase Bank N.A.	12/20/17	1,224
CLP	164,564,817	USD	260,099	JPMorgan Chase Bank N.A.	12/20/17	(1,679)
CLP	174,661,757	USD	278,283	JPMorgan Chase Bank N.A.	12/20/17	(4,008)
USD	275,458	COP	811,789,508	Goldman Sachs & Co.	12/20/17	9,796
USD	272,159	COP	810,761,218	Goldman Sachs & Co.	12/20/17	6,833
USD	275,833	COP	815,913,599	Goldman Sachs & Co.	12/20/17	8,821
COP	2,525,349,515	USD	856,559	Goldman Sachs & Co.	12/20/17	(30,125)
COP	800,691,733	USD	269,412	Goldman Sachs & Co.	12/20/17	(7,381)
COP	814,404,912	USD	268,892	Goldman Sachs & Co.	12/20/17	(2,374)
COP	13,574,204	USD	4,573	Goldman Sachs & Co.	12/20/17	(131)
USD	943,655	EUR	800,377	JPMorgan Chase Bank N.A.	12/20/17	8,772
USD	270,311	EUR	229,679	JPMorgan Chase Bank N.A.	12/20/17	2,034
EUR	691,351	USD	834,196	JPMorgan Chase Bank N.A.	12/20/17	(26,661)
EUR	7,891	USD	9,368	JPMorgan Chase Bank N.A.	12/20/17	(151)
EUR	234,987	USD	273,520	JPMorgan Chase Bank N.A.	12/20/17	958

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	339,828	HUF	86,177,419	JPMorgan Chase Bank N.A.	12/20/17	$16,744
USD	683,307	HUF	180,669,170	JPMorgan Chase Bank N.A.	12/20/17	5,968
USD	270,316	HUF	70,351,196	JPMorgan Chase Bank N.A.	12/20/17	6,565
USD	277,100	HUF	72,004,140	JPMorgan Chase Bank N.A.	12/20/17	7,153
HUF	86,379,155	USD	337,311	JPMorgan Chase Bank N.A.	12/20/17	(13,471)
HUF	107,642,910	USD	409,638	JPMorgan Chase Bank N.A.	12/20/17	(6,079)
USD	279,692	IDR	3,825,068,215	Goldman Sachs & Co.	12/20/17	(1,007)
USD	541,417	IDR	7,336,201,365	Goldman Sachs & Co.	12/20/17	3,057
IDR	4,988,544,604	USD	371,144	Goldman Sachs & Co.	12/20/17	(5,064)
IDR	3,806,529,106	USD	278,438	Goldman Sachs & Co.	12/20/17	900
IDR	3,722,975,764	USD	272,726	Goldman Sachs & Co.	12/20/17	482
IDR	315,573,645	USD	23,272	Goldman Sachs & Co.	12/20/17	(114)
USD	818,756	INR	52,850,714	Goldman Sachs & Co.	12/20/17	6,054
USD	17,442	INR	1,149,929	Goldman Sachs & Co.	12/20/17	(241)
INR	18,066,492	USD	273,279	Goldman Sachs & Co.	12/20/17	4,535
INR	18,007,472	USD	274,546	Goldman Sachs & Co.	12/20/17	2,361
USD	1,101,452	KRW	1,243,043,579	Morgan Stanley	12/21/17	(10,531)
USD	4,608	KRW	5,199,396	Morgan Stanley	12/21/17	(43)
USD	12,561	KRW	14,374,808	Morgan Stanley	12/21/17	(298)
KRW	317,489,652	USD	277,029	Morgan Stanley	12/21/17	6,986
KRW	473,180,449	USD	414,162	Morgan Stanley	12/21/17	9,128
KRW	7,136,142	USD	6,307	Morgan Stanley	12/21/17	76
USD	1,640,928	MXN	29,506,508	JPMorgan Chase Bank N.A.	12/20/17	114,386
USD	280,233	MXN	5,058,554	JPMorgan Chase Bank N.A.	12/20/17	18,524
USD	426,707	MXN	8,037,450	JPMorgan Chase Bank N.A.	12/20/17	10,883
USD	248,293	MXN	4,696,455	JPMorgan Chase Bank N.A.	12/20/17	5,318
USD	271,823	MXN	5,233,371	JPMorgan Chase Bank N.A.	12/20/17	1,071
MXN	522,020	USD	28,338	JPMorgan Chase Bank N.A.	12/20/17	(1,331)
MXN	129,130	USD	7,022	JPMorgan Chase Bank N.A.	12/20/17	(341)
MXN	5,200,924	USD	277,157	JPMorgan Chase Bank N.A.	12/20/17	(8,083)
MXN	8,279,232	USD	429,252	JPMorgan Chase Bank N.A.	12/20/17	(919)
MXN	5,550,765	USD	288,562	JPMorgan Chase Bank N.A.	12/20/17	(1,389)
MYR	4,217,432	USD	1,006,307	Goldman Sachs & Co.	12/20/17	(8,908)
MYR	1,099,224	USD	262,101	Goldman Sachs & Co.	12/20/17	(2,140)
MYR	35,364	USD	8,372	Goldman Sachs & Co.	12/20/17	(8)
MYR	21,326	USD	5,050	Goldman Sachs & Co.	12/20/17	(6)
USD	410,338	PEN	1,346,730	Morgan Stanley	12/20/17	(3,076)
USD	275,397	PEN	893,801	Morgan Stanley	12/20/17	1,022
PEN	1,331,652	USD	409,462	Morgan Stanley	12/20/17	(677)
PEN	15,078	USD	4,601	Morgan Stanley	12/20/17	27
PEN	893,801	USD	274,172	Morgan Stanley	12/20/17	203
USD	269,976	PHP	14,046,568	Goldman Sachs & Co.	12/20/17	(642)
PHP	14,069,899	USD	271,149	Goldman Sachs & Co.	12/20/17	(82)
PHP	14,124,443	USD	273,517	Goldman Sachs & Co.	12/20/17	(1,400)
USD	941,542	PLN	3,332,624	Goldman Sachs & Co.	12/20/17	25,774
USD	8,090	PLN	29,481	Goldman Sachs & Co.	12/20/17	(11)
USD	269,326	PLN	971,763	Goldman Sachs & Co.	12/20/17	2,297
PLN	970,830	USD	266,349	Goldman Sachs & Co.	12/20/17	424
USD	274,653	RUB	16,099,634	Morgan Stanley	12/20/17	834
USD	266,342	RUB	15,784,109	Morgan Stanley	12/20/17	(2,111)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	420,649	USD	7,219	Morgan Stanley	12/20/17	$(65)
RUB	15,391,046	USD	265,363	Morgan Stanley	12/20/17	(3,595)
RUB	32,147,003	USD	556,417	Morgan Stanley	12/20/17	(9,668)
USD	1,034,662	THB	34,221,448	Goldman Sachs & Co.	12/20/17	4,887
USD	5,365	THB	177,310	Goldman Sachs & Co.	12/20/17	29
THB	9,153,435	USD	274,055	Goldman Sachs & Co.	12/20/17	1,386
USD	267,476	TRY	980,701	Goldman Sachs & Co.	12/20/17	12,631
USD	253,375	TRY	958,263	Goldman Sachs & Co.	12/20/17	4,360
USD	250,023	TRY	964,712	Goldman Sachs & Co.	12/20/17	(667)
TRY	978,357	USD	267,500	Goldman Sachs & Co.	12/20/17	(13,264)
TRY	989,408	USD	267,742	Goldman Sachs & Co.	12/20/17	(10,634)
TRY	1,039,854	USD	278,737	Goldman Sachs & Co.	12/20/17	(8,521)
TRY	1,046,920	USD	276,412	Goldman Sachs & Co.	12/20/17	(4,359)
TRY	79,452	USD	21,836	Goldman Sachs & Co.	12/20/17	(1,189)
TRY	1,876,639	USD	533,652	Goldman Sachs & Co.	12/20/17	(45,988)
TWD	8,340,992	USD	274,772	JPMorgan Chase Bank N.A.	12/20/17	2,806
TWD	8,319,233	USD	274,535	JPMorgan Chase Bank N.A.	12/20/17	2,319
TWD	8,328,622	USD	274,510	JPMorgan Chase Bank N.A.	12/20/17	2,657
USD	1,488,415	ZAR	19,384,666	Goldman Sachs & Co.	12/20/17	128,609
USD	6,958	ZAR	95,125	Goldman Sachs & Co.	12/20/17	285
USD	471,530	ZAR	6,335,145	Goldman Sachs & Co.	12/20/17	27,129
USD	280,772	ZAR	3,812,512	Goldman Sachs & Co.	12/20/17	13,330
USD	271,953	ZAR	3,771,727	Goldman Sachs & Co.	12/20/17	7,372
USD	232,166	ZAR	3,317,998	Goldman Sachs & Co.	12/20/17	(587)
ZAR	3,699,873	USD	269,003	Goldman Sachs & Co.	12/20/17	(9,463)
ZAR	3,714,030	USD	269,694	Goldman Sachs & Co.	12/20/17	(9,160)
ZAR	3,690,968	USD	269,226	Goldman Sachs & Co.	12/20/17	(10,311)
ZAR	4,022,634	USD	289,955	Goldman Sachs & Co.	12/20/17	(7,773)
ZAR	3,927,728	USD	273,795	Goldman Sachs & Co.	12/20/17	1,729
						$269,179

CREDIT DEFAULT SWAP AGREEMENTS

Counterparty/ Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)	Value*
Bank of America N.A. / Markit CDX Emerging Markets Index Series 28	Buy	(1.00)%	12/20/22	$1,000,000	$41,678	$(8,222)	$33,456
Barclays Bank plc / Chile Government International Bond	Buy	(1.00)%	12/20/21	$1,000,000	(7,051)	(19,243)	(26,294)
Morgan Stanley / Turkey Government International Bond	Buy	(1.00)%	12/20/22	$900,000	33,338	1,320	34,658
					$67,965	$(26,145)	$41,820

*
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

INTEREST RATE SWAP AGREEMENTS

Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Bank of America N.A	BZDIOVRA	Receive	9.60%	1/2/19	BRL	6,050,000	$(51,752)
Bank of America N.A.	BZDIOVRA	Pay	10.78%	1/2/23	BRL	1,694,000	34,513
Goldman Sachs & Co.	BZDIOVRA	Receive	7.29%	1/2/19	BRL	10,528,767	1,521
Goldman Sachs & Co.	BZDIOVRA	Receive	9.42%	1/2/19	BRL	5,989,787	(46,589)
Goldman Sachs & Co.	BZDIOVRA	Pay	10.62%	1/2/23	BRL	1,711,012	30,012
							$(32,295)

*	Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ARS	-	Argentine Peso
BRL	-	Brazilian Real
BZDIOVRA	-	Brazil Interbank Deposit Rate
CDX	-	Credit Derivatives Indexes
CLP	-	Chilean Peso
COP	-	Colombian Peso
EUR	-	Euro
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
KRW	-	South Korean Won
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
TWD	-	Taiwanese Dollar
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
ZAR	-	South African Rand

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $5,062,345, which represented 18.5% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $26,511,294)	$26,975,089
Receivable for capital shares sold	200
Unrealized appreciation on forward foreign currency exchange contracts	550,153
Swap agreements, at value (including net premiums paid (received) of $75,016)	134,160
Interest receivable	277,603
27,937,205

Liabilities
Disbursements in excess of demand deposit cash	136,583
Unrealized depreciation on forward foreign currency exchange contracts	280,974
Swap agreements, at value (including net premiums paid (received) of $(7,051))	124,635
Accrued management fees	26,766
Distribution and service fees payable	2,285
Accrued foreign taxes	1,723
572,966

Net Assets	$27,364,239

Net Assets Consist of:
Capital (par value and paid-in surplus)	$25,487,572
Undistributed net investment income	837,239
Undistributed net realized gain	373,291
Net unrealized appreciation	666,137
$27,364,239

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$12,301,370	1,144,880	$10.74
I Class, $0.01 Par Value	$5,140	478	$10.75
Y Class, $0.01 Par Value	$5,140	478	$10.75
A Class, $0.01 Par Value	$6,440,149	600,630	$10.72*
R Class, $0.01 Par Value	$2,145,162	200,482	$10.70
R5 Class, $0.01 Par Value	$4,310,872	400,543	$10.76
R6 Class, $0.01 Par Value	$2,156,406	200,279	$10.77
*Maximum offering price $11.23 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

FOR THE PERIOD ENDED OCTOBER 31, 2017(1)
Investment Income (Loss)
Income:
Interest (net of foreign taxes withheld of $3,061)	$806,914

Expenses:
Management fees	299,381
Distribution and service fees:
A Class	14,187
R Class	9,455
Directors' fees and expenses	1,389
Other expenses	1,179
325,591
Fees waived(2)	(23,976)
301,615

Net investment income (loss)	505,299

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	632,739
Forward foreign currency exchange contract transactions	196,481
Futures contract transactions	4,704
Swap agreement transactions	(113,245)
Foreign currency translation transactions	8,295
728,974

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(1,723))	462,072
Forward foreign currency exchange contracts	269,179
Swap agreements	(58,440)
Translation of assets and liabilities in foreign currencies	(6,674)
666,137

Net realized and unrealized gain (loss)	1,395,111

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,900,410

(1)	December 6, 2016 (fund inception) through October 31, 2017.

(2)	Amount consists of $10,719, $2, $2, $5,675, $1,891, $3,791 and $1,896 for the Investor Class, I Class, Y Class, A Class, R Class, R5 Class and R6 Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

PERIOD ENDED OCTOBER 31, 2017(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$505,299
Net realized gain (loss)	728,974
Change in net unrealized appreciation (depreciation)	666,137
Net increase (decrease) in net assets resulting from operations	1,900,410

Distributions to Shareholders
From net investment income:
Investor Class	(13,559)
A Class	(6,360)
R Class	(1,780)
R5 Class	(5,480)
R6 Class	(2,820)
Decrease in net assets from distributions	(29,999)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	25,493,828

Net increase (decrease) in net assets	27,364,239

Net Assets
End of period	$27,364,239

Undistributed net investment income	$837,239

(1)	December 6, 2016 (fund inception) through October 31, 2017.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Emerging Opportunities Total Return Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, R Class, R5 Class (formerly Institutional Class) and R6 Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. The fund incepted on December 6, 2016 with the commencement of sale of the Investor Class, A Class, R Class, R5 Class and R6 Class. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 98% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2017, the investment advisor agreed to waive 0.10% of the fund's management fee. The investment advisor expects this waiver to continue until April 9, 2018 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.30%	1.20%
I Class	1.20%	1.10%
Y Class	1.10%	1.00%
A Class	1.30%	1.20%
R Class	1.30%	1.20%
R5 Class	1.10%	1.00%
R6 Class	1.05%	0.95%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $50,067,946, of which $11,452,933 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $31,807,297, of which $9,544,897 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended October 31, 2017(1)
	Shares	Amount
Investor Class/Shares Authorized	50,000,000
Sold	1,155,023	$11,571,560
Issued in reinvestment of distributions	1,344	13,559
Redeemed	(11,487)	(120,941)
	1,144,880	11,464,178
I Class/Shares Authorized	50,000,000
Sold	478	5,000
Y Class/Shares Authorized	50,000,000
Sold	478	5,000
A Class/Shares Authorized	45,000,000
Sold	600,000	6,000,000
Issued in reinvestment of distributions	630	6,360
	600,630	6,006,360
R Class/Shares Authorized	35,000,000
Sold	200,307	2,003,224
Issued in reinvestment of distributions	176	1,780
Redeemed	(1)	(14)
	200,482	2,004,990
R5 Class/Shares Authorized	50,000,000
Sold	400,000	4,000,000
Issued in reinvestment of distributions	543	5,480
	400,543	4,005,480
R6 Class/Shares Authorized	40,000,000
Sold	200,000	2,000,000
Issued in reinvestment of distributions	279	2,820
	200,279	2,002,820
Net increase (decrease)	2,547,770	$25,493,828

(1)	December 6, 2016 (fund inception) through October 31, 2017 for the Investor Class, A Class, R Class, R5 Class and R6 Class. April 10, 2017 (commencement of sale) through October 31, 2017 for the
I Class and Y Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

As of period end, the fund’s investment securities and other financial instruments were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $3,100,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $42,196,807.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. During the period, the fund participated in futures contracts for temporary investment purposes.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements held during the period was $5,095,045.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$68,114	Swap agreements	$26,294
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	550,153	Unrealized depreciation on forward foreign currency exchange contracts	280,974
Interest Rate Risk	Swap agreements	66,046	Swap agreements	98,341
		$684,313		$405,609

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(82,895)	Change in net unrealized appreciation (depreciation) on swap agreements	$(26,145)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	196,481	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	269,179
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	4,704	Change in net unrealized appreciation (depreciation) on futures contracts	—
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(30,350)	Change in net unrealized appreciation (depreciation) on swap agreements	(32,295)
		$87,940		$210,739

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$67,969	$(51,752)	—	$16,217
Goldman Sachs & Co.	304,943	(230,661)	—	74,282
JPMorgan Chase Bank N.A.	229,657	(64,171)	—	165,486
Morgan Stanley	81,744	(32,731)	—	49,013
	$684,313	$(379,315)	—	$304,998

Liabilities
Bank of America N.A	$51,752	$(51,752)	—	—
Barclays Bank plc	26,294	—	—	$26,294
Goldman Sachs & Co.	230,661	(230,661)	—	—
JPMorgan Chase Bank N.A.	64,171	(64,171)	—	—
Morgan Stanley	32,731	(32,731)	—	—
	$405,609	$(379,315)	—	$26,294

*	The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the period December 6, 2016 (fund inception) through October 31, 2017 was as follows:

Distributions Paid From
Ordinary income	$29,999
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to capital $(6,256), undistributed net investment income $361,939, and undistributed net realized gain $(355,683).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$26,511,496
Gross tax appreciation of investments	$569,692
Gross tax depreciation of investments	(106,099)
Net tax appreciation (depreciation) of investments	463,593
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(68,997)
Net tax appreciation (depreciation)	$394,596
Undistributed ordinary income	$1,479,249
Accumulated long-term gains	$2,822

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017(3)	$10.00	0.20	0.55	0.75	(0.01)	$10.74	7.53%	1.21%(4)	1.31%(4)	2.15%(4)	2.05%(4)	208%	$12,301
I Class
2017(5)	$10.45	0.13	0.17	0.30	—	$10.75	2.87%	1.11%(4)	1.21%(4)	2.21%(4)	2.11%(4)	208%(6)	$5
Y Class
2017(5)	$10.45	0.14	0.16	0.30	—	$10.75	2.87%	1.01%(4)	1.11%(4)	2.31%(4)	2.21%(4)	208%(6)	$5
A Class
2017(3)	$10.00	0.18	0.55	0.73	(0.01)	$10.72	7.31%	1.46%(4)	1.56%(4)	1.90%(4)	1.80%(4)	208%	$6,440
R Class
2017(3)	$10.00	0.16	0.55	0.71	(0.01)	$10.70	7.09%	1.71%(4)	1.81%(4)	1.65%(4)	1.55%(4)	208%	$2,145
R5 Class(7)
2017(3)	$10.00	0.22	0.55	0.77	(0.01)	$10.76	7.75%	1.01%(4)	1.11%(4)	2.35%(4)	2.25%(4)	208%	$4,311
R6 Class
2017(3)	$10.00	0.23	0.55	0.78	(0.01)	$10.77	7.85%	0.96%(4)	1.06%(4)	2.40%(4)	2.30%(4)	208%	$2,156

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	December 6, 2016 (fund inception) through October 31, 2017.

(4)	Annualized.

(5)	April 10, 2017 (commencement of sale) through October 31, 2017.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period December 6, 2016 (fund inception) through October 31, 2017.

(7)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of the American Century Quantitative Equity Funds, Inc. and Shareholders of the AC Alternatives® Emerging Opportunities Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AC Alternatives® Emerging Opportunities Total Return Fund (one of the sixteen funds constituting the American Century Quantitative Equity Funds, Inc., hereafter referred to as the "Fund") as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period December 6, 2016 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	45	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement. More detailed information about the Fund's performance can be found in the Performance and Portfolio Commentary sections of this report.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93332 1712

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $0
FY 2017:    $32,894

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $0
FY 2017:    $145,111

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2017